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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2003


                                 OMNICARE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-8269                    31-1001351
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


     100 East RiverCenter Boulevard                                 41011
               Suite 1600                                         (Zip Code)
          Covington, Kentucky
(Address of principal executive offices)


                                 (859) 392-3300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Required FD Disclosure.

         On May 19, 2003, the Board of Directors of Omnicare, Inc. unanimously approved and adopted certain amendments to the By-Laws of Omnicare, Inc., including changing the title of Chairman to Chairman of the Board and indicating that the Chairman of the Board is not an officer of Omnicare, Inc., clarifying the duties of the President and deleting references to the Vice Chairman of the Board. A copy of the Amended and Restated By-Laws of Omnicare, Inc. is filed as
Exhibit 3.3 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         3.3  Amended and Restated By-Laws of Omnicare, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             OMNICARE, INC.


                                             By: /s/ Cheryl D. Hodges
                                                -------------------------------
                                                Cheryl D. Hodges
                                                Senior Vice President and
                                                Secretary



Dated:  June 3, 2003


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                                  EXHIBIT INDEX


Exhibit Number                        Description of Exhibit
--------------                        ----------------------
     3.3                 Amended and Restated By-Laws of Omnicare, Inc.


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